PANDA ETHANOL, INC.

Annual Meeting of Shareholders

October 24, 2007

FUELING AMERICA'S ENERGY INDEPENDENCE.

PANDA ETHANOL, INC.

Safe Harbor Statement

This presentation contains forward-looking statements, as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on our current expectations, assumptions, beliefs, estimates and projections about our company and the ethanol and other related industries. The forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Generally, these forward-looking statements can be identified by the use of forward-looking terminology such as "anticipate," "believe," "continue," "estimate," "expect," "intend," "may," "plan," "project," "should" and variations of such words or similar expressions.

We caution you that reliance on any forward-looking statement involves risks and uncertainties, and that although we believe that the assumptions on which our forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and, as a result, the forward-looking statements based on those assumptions could be incorrect. In light of these and other uncertainties, you should not conclude that we will necessarily achieve any plans and objectives or projected financial results referred to in any of the forward-looking statements. We do not undertake to release the results of any revisions of these forward-looking statements to reflect future events or circumstances. Some of the factors that may cause actual results, developments and business decisions to differ materially from those contemplated by such forward-looking statements include, but are not limited to, the ability to complete construction of our Hereford and other ethanol plants, future prices for ethanol relative to the prices of corn and gasoline, interest rates, product demand, transportation requirements and costs, the ability of the Company to obtain additional capital to finance our initiatives, and the effectiveness of the new organizational plan, including the availability of and necessity for continued access to former management, as well as the risk factors discussed under "Risk Factors" in our Quarterly Reports on Form 10-Q filed on May 15, 2007 and August 20, 2007 and our annual and quarterly reports filed with the Securities and Exchange Commission.

PANDA ETHANOL, INC.

2006-2007 Corporate Highlights

The Panda team remains focused on getting Hereford on line and generating value for its shareholders.


Hereford Groundbreaking Ceremony
September 14, 2006

2Q-2006	➢ Panda Energy forms Panda Ethanol ➢ Raises $90 MM in outside equity at $6.01 per share
3Q-2006	➢ Completes $188 million non-recourse project debt financing ➢ Breaks ground on Hereford biomass-fueled ethanol facility
4Q-2006	➢ Completes reverse merger; Panda Ethanol now public ➢ Raises $8 million in additional equity at $7.50 per share
1Q-2007	➢ Files S-3 to register 29,866,667 shares issued during 2006 ➢ Hereford transaction named “2006 North American Ethanol Deal of the Year” by Project Finance magazine
2Q-2007	➢ Management files 10-K, 10-Q ➢ S-3/A declared effective by SEC June 1, 2007

PANDA ETHANOL, INC.

Construction Highlights

Construction teams are working days, nights and weekends to complete Panda's premier biomass-fueled ethanol facility.


PANDA HEREFORD ETHANOL, L.P.



- Construction at peak activity with more than 500 workers on site
- Expect to begin receiving grain feed stock toward the end of the fourth quarter of 2007
- Expect to start operations in the first quarter of 2008 and be in full production by the end of the quarter
- Lurgi continues to maintain an excellent safety record



Grain Storage



Manure Gasifier Conveyor

PANDA ETHANOL, INC.

Operations Highlights; Panda Hereford Ethanol

The Panda Hereford senior operations team brings 141 years of relevant experience to the Hereford facility.





- The Management Team (7), Shift Supervisors (5) along with 1 Lead Operator, 1 Boiler Operator and 1 Yard Operator are now on staff
- Nearly all prospective remaining employees have been identified
- PHE Operations and Lurgi have developed a comprehensive training program that will begin on November 4 and last for 10 weeks
- EPI (manure gasifier system) and Cleaver Brooks (packaged boilers) will provide separate training on the boiler and steam systems
- The PGS Hereford Environmental, Health and Safety (EHS) management system, with support from ENSR, is well under way
- Mobile equipment lease is completed, and we are awaiting delivery of two yard locomotives
- Manure stockpiling has begun and marketing of wet distillers grains is progressing

PANDA ETHANOL, INC.

Industry Snapshot: Ethanol Stocks


Ethanol Stock Performance Since Purchase Point
40.0%
20.0%
0.0%
-20.0%
-40.0%
-60.0%
-80.0%
Gain/Loss %
May-06
Jun-06
Jul-06
Aug-06
Sep-06
Oct-06
Nov-06
Dec-06
Jan-07
Feb-07
Mar-07
Apr-07
May-07
Jun-07
Jul-07
Aug-07
Sep-07
PEIX
VSE
AVR
USBE
BIOF

__Note Regarding Purchase Point:__ Assumes investors made initial purchase of…

- *PEIX on May 26, 2006 at $26.38 per share, the date and price of the company's $145 million private placement*
- *VSE on June 14, 2006 at $23.00 per share, the date and price of the company's $420 million IPO*
- *AVR on June 29, 2006 at $43.00 per share, the date and price of the company's $390 million IPO*
- *USBE on December 15, 2006 at $14.00 per share, the date and price of the company's $140 million IPO*
- *BIOF on June 13, 2007 at $10.50 per share, the date and price of the company's $55 million IPO*

PANDA ETHANOL, INC.

Industry Snapshot: Commodity Prices


Corn and Ethanol Commodity Prices (CBOT)
CBOT Corn ($ per bushel)
CBOT Ethanol ($ per gallon)
$4.25
$3.75
$3.25
$2.75
$2.25
$1.75
$1.25
Jun-06
Jul-06
Aug-06
Oct-06
Nov-06
Dec-06
Feb-07
Mar-07
May-07
Jun-07
Jul-07
Sep-07
Corn
Ethanol

PANDA ETHANOL, INC.

Long-Term Industry Fundamentals and Outlook

Given its strong, long-term fundamentals, we believe the investment thesis for this industry remains intact.



Industry Fundamentals

- **Robust Blending Economics**: ~ 48 cent discount of ethanol to gasoline plus the .51¢ per gallon blending credit as of October 18, 2007
- **Record Setting Oil Prices**: ~ $89.49 per barrel for November delivery as of October 18, 2007
- **Record Setting Corn Crop**: Predicted by the USDA to be 13.3 billion bushels
- **Premium Product**: clean burning, renewable and domestically produced – giving us cleaner air to breath and reducing our nation's dependence on foreign oil
- Continued **Bi-partisan support** at both the national and state levels

Industry Outlook

- **Corn prices should decline** based on a 13.3 B bushel corn harvest
- **We believe ethanol prices should rebound** given robust blending economics and pending the passage of an expanded Renewable Fuel Standard

PANDA ETHANOL, INC.

2008 Goals

"... the board of directors believes the appropriate course of action for Panda Ethanol, in the near term, is to be conservative, focused and patient: conservative with respect to spending, focused on getting Hereford online in the first quarter of 2008, and patient for the market turnaround."

-- Bob Carter, Chairman

- Get the Hereford facility on line producing ethanol and revenues
- Continue to manage costs
- Raise additional capital
- Limit new development, manage existing announced projects until the capital markets rebound
- Work toward greater shareholder liquidity by pursuing the requirements for listing on a major exchange

PANDA HEREFORD ETHANOL, L.P.

Hereford Target Completion: 1Q-2008



Double Loop Track
Grain Storage (45 days)
Manure Trucks
Biomass Gasifier

Artist rendering of completed plant with unique features annotated

PANDA HEREFORD ETHANOL, L.P.

Hereford Ethanol Facility Under Construction

Fuel Storage Area – October 10, 2007


10.10.2007 09:31


2007 10 16 14:45

Fuel Unloading Conveyors – October 16, 2007

PANDA HEREFORD ETHANOL, L.P.

Hereford Ethanol Facility Under Construction

North Tunnel Conveyor – October 9, 2007


10 10 2007 09:26

North Grain Bin Conveyor – October 10, 2007


10.09.2007 11:35

PANDA ETHANOL

PANDA HEREFORD ETHANOL, L.P.

Hereford Ethanol Facility Under Construction

DDE/Fermentation – October 10, 2007


10 10 2007 09 25



Grain Receiving/Fermentation – October 15, 2007

PANDA HEREFORD ETHANOL, L.P.

Hereford Ethanol Facility Under Construction

Ethanol Loadout Rack – October 9, 2007


10.09.2007 11:11


10.10.2007 09:25

Ethanol Storage Area – October 10, 2007

PANDA HEREFORD ETHANOL, L.P.

Hereford Ethanol Facility Under Construction


10.10.2007 09:00

Plant View North – October 10, 2007

PANDA HEREFORD ETHANOL, L.P.

Hereford Ethanol Facility Under Construction



Construction Site Webcam View West – October 17, 2007 at 12:47p.m.

(For real-time updates, see Panda Ethanol's construction webcam at www.pandaethanol.com)

PANDA ETHANOL

For more information or to access our public filings,
please visit our corporate website at
http://www.pandaethanol.com